Exhibit 32.


          Certification of Nevada Classic Thoroughbreds, Inc.
        pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                regarding Quarterly Report on Form 10-QSB
                   for the quarter ended September 30, 2004


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Nevada Classic Thoroughbreds, Inc., a Nevada corporation (the "Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2004


                               By:  /s/ JoAnna Curtis
                               ----------------------------------
                               JoAnna Curtis
                               President